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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): November 3, 2005


                            CASTLE ENERGY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
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         (State or Other Jurisdiction of Incorporation or Organization)


             0-10990                                  76-0035225
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     (Commission File Number)           (I.R.S. Employer Identification No.)


           357 South Gulph Road, Suite 260, King of Prussia, PA 19406
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (610) 992-9900
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


[   ]     Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 230.14a-12(b))

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

         On September 30, 2004, the preferred stock purchase rights distributed to the holders of the Company's common stock, par value $.50 per share, pursuant to the Rights Agreement dated April 21, 1994, as amended December 31, 2002, between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Plan") expired in accordance with the terms of the Plan. No such rights were ever exercised or redeemed pursuant to the Plan.


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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CASTLE ENERGY CORPORATION


Date: November 3, 2005                    By:    /s/ RICHARD E. STAEDTLER
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                                                     Richard E. Staedtler
                                                     Chief Executive Officer




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